UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer and Appointment of Interim Principal Accounting Officer

On October 5, 2016, Michael O’Neill departed from his position as Alphatec Holdings, Inc.’s (the “Company”) and Alphatec Spine Inc.’s (“Spine”) Chief Financial Officer and Treasurer.

In connection with Mr. O’Neill’s departure, effective as of October 5, 2016, Dennis Nelson, the Company’s Vice President, Finance and Corporate Controller, will serve as the interim principal financial and accounting officer for filings under the Securities Act of 1933 and the Securities Exchange Act of 1934, while the Company executes its search for a Chief Financial Officer.

Mr. Nelson, age 43, has served as the Company’s Vice President, Finance and Corporate Controller since March 2011. From February 2009 to March 2011, Mr. Nelson was the Chief Financial Officer, Treasurer and Secretary of Phoenix Footwear Group, Inc. From June 2008 until February 2009, Mr. Nelson served as the Controller of Phoenix Footwear. Prior to Phoenix Footwear, Mr. Nelson was the Director of Finance for TaylorMade-adidas Golf Company from February 2000 to June 2008.

Mr. Nelson currently has an employment agreement with the Company, which was entered into on March 1, 2011. The employment agreement has the following principal terms: Mr. Nelson receives a base salary of $250,000 and he is eligible to receive an incentive bonus each fiscal year in an amount equal to 35% of his annual base salary for such year, with the payment of such bonus based on Mr. Nelson’s achievement of performance objectives established by the Company’s Board of Directors (the “Board”) each fiscal year. The employment agreement also provides for certain severance arrangements for Mr. Nelson. In the event that Mr. Nelson’s employment is terminated by the Company without cause, the Company is required to pay Mr. Nelson (i) all accrued but unpaid compensation; (ii) severance payments based on his annual base salary for a period of six months; and (iii) payment of, or reimbursement for, the continuation of his health and dental insurance coverage pursuant to COBRA for a six-month period following such termination date. The Company and Mr. Nelson expect to enter into a retention agreement pursuant to which Mr. Nelson will receive a cash bonus of $150,000 if he remains employed by the Company on April 1, 2017, or if he is terminated by the Company without cause prior to such date.

There are no family relationships between Mr. Nelson and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. O’Neill’s resignation and in consideration for his prior service to the Company and Spine, the Company, Spine and Mr. O’Neill expect to enter into a separation agreement, dated as of October 5, 2016 (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. O’Neill is entitled to receive cash severance payments of 12 months of his annual base salary prior to his departure, which amounts to $335,000. The foregoing amount will be less applicable withholding amounts and payable bi-weekly over a period of one year in accordance with the Company’s payroll practices. In addition, the Company will pay the cost of COBRA insurance coverage for Mr. O’Neill and his eligible family members for a period of 12 months, including a gross up of taxes for such payments. The Separation Agreement contains a release by Mr. O’Neill of any claims in favor of the Company. The Separation Agreement also contains certain restrictive covenants and confidentiality provisions, including non-solicitation and non-disparagement obligations continuing for 12 months.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the period ending December 31, 2016.

Adoption of the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan.

On October 4, 2016, the Board approved the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (the “Inducement Plan”). The terms of the Inducement Plan are substantially similar to the terms of the Company’s 2016 Equity Incentive Plan with two principal exceptions: (1) incentive stock options may not be granted under the Inducement Plan; and (2) the annual compensation paid by the Company to specified executives will be deductible only to the extent that it does not exceed $1,000,000, as the conditions of Section 162(m) of the Internal Revenue Code will not be met. The Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the NASDAQ Listing Rules.

The Board has initially reserved 350,000 shares of the Company’s common stock for issuance pursuant to awards granted under the Inducement Plan. In accordance with Rule 5635(c)(4) of the NASDAQ Listing Rules, awards under the Inducement Plan may only be made to an employee who has not previously been an employee or member of the board of directors of the Company or any parent or subsidiary, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

A complete copy of the Inducement Plan and the forms of award agreements to be used thereunder are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference. The above summary of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

10.3	Form of Stock Option Grant Notice and Stock Option Agreement under the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

10.4	Form of Performance Stock-Based Award Grant Notice and Performance Stock-Based Award Agreement under the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC. (Registrant)

Date: October 5, 2016	/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

10.3	Form of Stock Option Grant Notice and Stock Option Agreement under the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)

10.4	Form of Performance Stock-Based Award Grant Notice and Performance Stock-Based Award Agreement under the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-8 (File No. 333-213981) filed with the SEC on October 5, 2016)